UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2005

GOLDEN WEST FINANCIAL CORPORATION

Commission file number 1-4629

Incorporated Pursuant to the Laws of the State of Delaware

IRS Employer Identification No. 95-2080059

1901 Harrison Street, Oakland, California 94612

(510) 446-3420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 24, 2005, the Compensation and Stock Option Committee of the Board of Directors of Golden West Financial Corporation approved a form of option agreement for use in connection with issuances of nonstatutory stock options under the Company’s 2005 Stock Incentive Plan (the “Plan”). The option agreement sets forth various terms and conditions of nonstatutory stock option awards, including provisions for when and how the options can be exercised by the recipient.

A copy of the option agreement is attached as an exhibit. Also attached is a copy of administration guidelines adopted by the Board of Directors in connection with the Plan.

The stockholders approved the Plan at the Company’s annual stockholder meeting on April 26, 2005. A copy of the Plan was attached as an exhibit to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 11, 2005.

Exhibit No.	Exhibit

99.1	Form of Option Agreement for Nonstatutory Stock Options under the 2005 Stock Incentive Plan

99.2	2005 Stock Incentive Plan Administration Guidelines

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN WEST FINANCIAL CORPORATION

Dated: October 24, 2005

/s/ Russell W. Kettell
Russell W. Kettell President, Chief Financial Officer, and Treasurer